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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 24, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                Teleconnect Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                   Centro Comercial Camojan Corner, 1(a) plta
                      Camino de Camojan, Urb. Sierra Blanca
                         29603 Marbella - Malaga, Spain
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                    (Address of principal executive offices)

                               011-34-95-202-9400
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              (Registrant's telephone number, including area code)

                                       N/A
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         (Former name and former address, if changed since last report)


    Florida                          0-230611                    52-2137517
---------------                    ------------              -------------------
(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)




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ITEM 4.01 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Murrell, Hall, McIntosh & Co., PLLP, the previous independent registered public accounting firm of Teleconnect Inc. (the "Company") for the fiscal year ended September 30, 2006, resigned on September 24, 2007, from further audit services to the Company.

      During the fiscal year ended September 30, 2006, the consolidated financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, but expressed a concern regarding the ability of the Company to continue as a going concern.

      For the two fiscal years ended September 30, 2006, there were no disagreements between the Company and Murrell, Hall, McIntosh & Co., PLLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Murrell, Hall, McIntosh & Co., PLLP would have caused Murrell, Hall, McIntosh & Co., PLLP to make reference to the subject matter of the disagreement(s) in connection with its reports as required by Item 3.04(a)(1)(iv) of Regulation S-B.

      The Company has not yet executed an engagement letter with any replacement auditor.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

         N/A

Exhibits

           Number           Description

            16 Accountant's letter from Murrell, Hall, McIntosh & Co., PLLP regarding resignation as registered pubic accounting firm.


                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 26, 2007                     Teleconnect Inc.
                                             /s/ Gustavo Gomez
                                             ----------------------------------
                                             Gustavo Gomez, President